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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 16, 2000


                                   NVEST, L.P.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      1-9468                 13-3405992
 ---------------------------         -----------          ------------------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)         Identification No.)


399 Boylston Street, Boston, Massachusetts                            02116
------------------------------------------                          --------
 (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code (617) 578-3500
                                                   --------------

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Item 5.  OTHER EVENTS

         On June 16, 2000, Nvest, L.P. (the "Partnership") entered into an Agreement and Plan of Merger by and among the Partnership, Nvest Companies, L.P., a Delaware limited partnership, Nvest Corporation, a Massachusetts corporation, CDC Finance, a French legal entity, CDC Asset Management, a French legal entity, CDCAM North America Corporation, a Delaware corporation, CDCAM Partnership, L.P., a Delaware limited partnership, and CDCAM Partnership II, L.P., a Delaware limited partnership. The agreement is attached as Exhibit 2.1. hereto. On the same date, the Partnership issued a press release regarding such agreement which is attached as Exhibit 99.1 hereto.


Item 7.  Financial Statements and Exhibits

(c)     Exhibits.  The following exhibits are filed with this report:

2.1 Agreement and Plan of Merger by and among Nvest, L.P., Nvest Companies, L.P., Nvest Corporation, CDC Finance, CDC Asset Management, CDCAM North America Corporation, CDCAM Partnership, L.P., and
        CDCAM Partnership II, L.P.

99.1.   Press Release of Nvest, L.P. dated June 16, 2000.


                                       2

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereupon duly authorized.


                                            NVEST, L.P.
                                            By Nvest Corporation,
                                            its managing general partner

Date:  June 20, 2000                        By: /s/ Jeffrey D. Plunkett
                                                --------------------------------
                                                   Jeffrey D. Plunkett
                                                   Executive Vice President and
                                                   General Counsel


                                       3


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                                  EXHIBIT INDEX

2.1 Agreement and Plan of Merger dated June 16, 2000, by and among Nvest, L.P., Nvest Companies, L.P., Nvest Corporation,
       CDC Finance, CDC Asset Management, CDCAM North America Corporation, CDCAM Partnership, L.P., and CDCAM Partnership II, L.P.

99.1   Press Release dated June 16, 2000.